Exhibit 10.5

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
MANAGEMENT SERVICES AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED

MANAGEMENT SERVICES AGREEMENT (this “Amendment”) is executed as of June 1, 2021, by and among BCM Advisory Partners LLC, a Delaware limited liability company (“Broadband Advisory”), Broadband Capital Partners LLC, a Delaware limited liability company (“Broadband Capital” and, together with Broadband Advisory, “Broadband”), and Immunome, Inc., a Delaware corporation (the “Company”).

Background:

Broadband and the Company are parties to that certain Second Amended and Restated Management Services Agreement, dated as of January 17, 2017, as amended (the “Agreement”), pursuant to which Broadband is engaged to perform certain management advisory services for the Company. The parties are entering into this Amendment to amend certain provisions of the Agreement, as set forth below.

Terms:

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Amendment to Section 6. The first sentence of Section 6 is hereby amended and restated in its entirety so as to read as follows:

“This Agreement shall terminate automatically on June 30, 2022, unless extended in writing by mutual agreement of the parties.”

2.Effect of Amendment. The parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent expressly modified, amended or revised herein; provided, however, that if any term or provision of this Amendment shall conflict with or otherwise be inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall prevail.

3.Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of law.

4.Counterparts; Electronic Transmission. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties. Each party may deliver its signed counterpart of this Amendment to the other parties by means of facsimile or any other electronic medium, and such delivery will have the same legal effect as hand delivery of an originally executed counterpart.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BROADBAND ADVISORY:

BCM ADVISORY PARTNERS LLC

By:	/s/ Philip Wagenheim
	Name:	Philip Wagenheim
	Title:	Managing Partner

BROADBAND CAPITAL:

BROADBAND CAPITAL PARTNERS LLC

By:	/s/ Philip Wagenheim
	Name:	Philip Wagenheim
	Title:	Managing Partner

COMPANY:

IMMUNOME, INC.

By:	/s/ Purnanand Sarma, PhD
	Name:	Purnanand Sarma, PhD
	Title:	President and CEO

Signature Page to Fourth Amendment to Second Amended and Restated Management Services Agreement